AMENDMENT NO. 1 TO REVOLVING LINE OF CREDIT AGREEMENT

This Amendment No. 1 to Revolving Line of Credit Agreement (the "Amendment") is made and entered into this 18 day of February, 2011 (the "Effective Date"), by and among 5BARz International, Inc., a Nevada corporation (the "Lender"), and CellLynx Group, Inc., a Nevada corporation ("Borrower").

RECITALS

A. On October 5, 2010, the Borrower entered into a Revolving Line of Credit Agreement (the "LOC Agreement") with Dollardex Group Corp., a Panamanian corporation ("Dollardex").

B. On December 30, 2010, pursuant to an Assignment Agreement (the "Assignment Agreement") between Dollardex, the Borrower, and the Lender, Dollardex assigned all its rights, title, and interests in the LOC Agreement to the Lender.

C. The Borrower and the Lender now desire to amend certain portions of the LOC Agreement, as set forth below.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

1. Amendment. Section 2(a) of the LOC Agreement (as assigned) shall hereafter read as follows:

> 2. Advances.
>
> (a) Lender agrees to make funds available under this Credit Line on the following schedule:
>
> (i) $200,000 on or before February 17, 2011;
> (ii) $1,300,000 on or before March 31, 2011; and
> (iii) $1,000,000 on or before April 30, 2011.

2. Miscellaneous.

A. Except as provided hereinabove, all of the terms and conditions contained in the LOC Agreement shall remain unchanged and in full force and effect.

B. This Amendment is made pursuant to and in accordance with the terms and conditions of the LOC Agreement.

C. All capitalized but not defined terms used herein shall have those meanings ascribed to them in the LOC Agreement.

D. All provisions in the LOC Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By:______________________________
Name: Norman Collins
Its: Chief Executive Officer

LENDER:

5BARz, INTERNATIONAL, INC
a Nevada corporation

By: ______________________________
Name: Daniel Bland
Its: Chief Executive Officer